UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 14, 2003
                                                ------------------

                      GLOBAL TRANSNET CORP.
         ----------------------------------------------
                   FORMERLY GALA HOLDING CORP.
         (Name of Small Business issuer in its charter)


         FLORIDA                        001-12765            59-2720096
--------------------------------- --------------------- -------------------
(State or other jurisdiction      (Commission File No.)    (IRS Employer
of incorporation or organization)                       Identification No.)


                   550 M Ritchie Highway #104
                     Severna Park, MD 21146
            -----------------------------------------
            (Address of principal executives offices)

    FORMERLY LOCATED AT: 1717 N. Bayshore Dr. Miami, FL 33132

                          410-647-9609
                 -------------------------------
                 (Registrant's telephone number)

                        -----------------

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ITEM 4. Change in Registrant's Certifying Accountant

     On September 18, 2003 Dohan and Company resigned as auditor as they were no longer independent. Due to our inability to pay cash, they were issued shares of common stock in the Company for payment of FY 2001 audit fees due. Dohan and Company did not audit the Company's financial statements for fiscal years ending June 30, 2002 and June 30, 2003.

     The Company's financial statement audited by Dohan and Company for fiscal years ending June 30, 2000 and June 30, 2001 were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except as to our ability to continue as a going concern.

     There was no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ending June 30, 2001 and the subsequent period through September 18, 2003. None of the "reportable events" described under Item 304(a)(1) of Regulation S-B occurred within our two fiscal years ending June 30, 2001 and the subsequent interim period through September 18, 2003.

ITEM 5. Other Events

          Name Change:  On January 14, 2003 we filed with the
Florida Secretary of State a change of name from Gala Holding
Corp. to Global Transnet Corp. The name change became effective upon filing with the Secretary of State.

     Symbol Change: Our new trading symbol is: "GBTJ"

     CUSIP No.: Our new CUSIP number is: 379405 10 3.


          Reverse Split:   On September 25, 2003 we filed with
the Florida Secretary of State Amended Articles of Amendment, reflecting a reverse split of the Company's issued and outstanding shares. Each fifty (50) shares of outstanding common shares were exchanged for one (1) share of outstanding common stock. This action was recommended by the Board of Directors, and approved by a Statement of Consent to Action by a majority of the shareholders of the Company.

                        Index to Exhibits

Exhibit 3.1(a) Articles of Amendment filed with the State of
               Florida Secretary of State for name change.

Exhibit 3.1(b) Articles of Amendment filed with the State of
               Florida Secretary of State for reverse.

Exhibit 16 Letter of Dohan and Company regarding their resignation as certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL TRANSNET CORP.


Date: October 30, 2003             /s/Michael D. Heilman
                                   ----------------------------
                                   By: /s/ Michael D. Heilman

                                   Michael D. Heilman,
                                   President and Director


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